EXHIBIT 10.74
AMENDMENT TO TERM LOAN AGREEMENT

This AMENDMENT TO TERM LOAN AGREEMENT ("Amendment") is entered into effective November 7, 2014, between TDG OPERATIONS, LLC, a Georgia limited liability company ("Borrower"), and FIRST TENNESSEE BANK NATIONAL ASSOCIATION, a national bank association ("Lender").
PRELIMINARY STATEMENTS
Borrower and Lender are parties to a Term Loan Agreement dated November 7, 2014 (the "Agreement"). Pursuant to the Agreement, Lender made a Loan to Borrower in the principal amount of $4,000,000 as evidenced by a Term Note in that principal amount dated November 7, 2014, payable by Borrower to Lender.
Borrower has requested that Lender make an additional loan to Borrower in the principal amount of $4,330,000 (the "Additional Loan"), and Lender has agreed to make that Additional Loan subject to the terms and conditions set forth herein.
NOW THEREFORE, in consideration of the Additional Loan, the premises above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Amendments.

(a)Lender agrees to make the Additional Loan to Borrower subject to the terms and conditions of this Amendment.

(b)The Additional Loan shall constitute a "Loan" for all purposes of the Agreement and shall be entitled to the benefits and security of the Agreement and the other Loan Documents including, without limitation, the security interests, liens and other encumbrances created by the Security Documents. The Guarantors are entering into an Amendment to Guaranty Agreement on even date herewith to confirm that the Additional Loan is guaranteed pursuant to the Guaranty. Borrower and Lender are entering into an Amendment to Deed to Secure Debt, Assignment of Rents and Leases, Security Agreement and Fixture Filing on even date herewith to confirm that the Premises also secure the Additional Loan.

(c)The Additional Loan shall be further evidenced by a Term Note (Second Loan) in the principal amount of $4,330,000 dated the date hereof payable by Borrower to Lender. That Term Note (Second Loan) shall constitute a "Note" for all purposes of the Agreement. To further confirm that intent, the definition of the term "Note(s)" in Section 1.21 of the Agreement is amended to read as follows:

1.21    Note(s). The following: (i) Term Note dated November 7, 2014, from Borrower to Lender in the principal amount of $4,000,000; (ii) Term Note (Second Loan) dated November 7, 2014, from Borrower to Lender in the principal amount of $4,330,000; (iii) all other promissory notes or instruments at any time payable by Borrower to Lender in connection with Loans made under this Agreement (as amended from time to time); and (iv) all amendments and restatements of any of the foregoing.
(d)Borrower shall provide Lender with endorsements to the Title Insurance Policy and other documents and agreements reasonably requested by Lender in connection with the Additional Loan and shall pay all costs and expenses (including reasonable attorneys' fees and recording taxes and costs) incurred by Lender in connection with the Additional Loan. Borrower shall pay Lender an additional commitment fee in the amount of $4,330.00 on the date of this Amendment.

(e)In connection with Section 2.1 of the Agreement, Borrower agrees that the proceeds of the Additional Loan shall be used for working capital. The Additional Loan is for commercial purposes.

(f)The parties acknowledge their intent that all Loans (including the Loans evidenced by the Term Note in the principal amount of $4,000,000 dated November 7, 2014, and the Term Note (Second Loan) in the principal amount of $4,330,000 dated the date hereof) be fully cross-defaulted and cross-collateralized.

2.Miscellaneous. Except as modified herein, the Agreement remains in full force and effect. By their joinder below, Guarantors specifically agree to the terms of this Amendment and waive all impairment of recourse, impairment of collateral, and other suretyship defenses generally that may otherwise exist in connection with this Amendment or the Additional Loan. Borrower and Guarantors reaffirm as of the date hereof all of the representations and warranties contained in the Agreement, the Guaranty and the other Loan Documents, and represent and warrant to Lender that all of such representations and warranties are true and correct on the date of this Amendment. Borrower and Guarantors represent and warrant that no Default has occurred, and that no event exists which with notice or lapse of time may constitute a Default. This Amendment shall be governed by and construed in accordance with the laws of the State of Tennessee. The terms of the Agreement and the other Loan Documents are incorporated by reference herein. Capitalized terms used herein that are not otherwise defined have the meanings given them in the Agreement. This Amendment may be executed in separate counterparts, all of which constitute one and the same Amendment.

WAIVER OF JURY TRIAL. BORROWER AND LENDER (AND BY THEIR JOINDER, GUARANTORS) HEREBY JOINTLY AND SEVERALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS INSTRUMENT AND TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS HEREUNDER OR THEREUNDER, ANY COLLATERAL SECURING THE OBLIGATIONS, OR ANY TRANSACTION ARISING THEREFROM OR CONNECTED THERETO. BORROWER, LENDER AND GUARANTORS EACH REPRESENT TO THE OTHER THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.
(Signature page attached)

IN WITNESS WHEREOF, the parties executed this Amendment as of the date first above written.

BORROWER:

TDG OPERATIONS, LLC

By:    /s Jon A. Faulkner
Name: Jon A. Faulkner
Title: President

LENDER:

FIRST TENNESSEE BANK NATIONAL
ASSOCIATION

By:    /s Sybil H. Weldon
Name: Sybil H. Weldon
Title: Senior Vice President & Manager

The undersigned Guarantors join in the execution of this Agreement for the purposes of agreeing to the representations, covenants and agreements applicable to them:

GUARANTORS:

THE DIXIE GROUP, INC.

By:    /s/ Jon A. Faulkner
Name: Jon A. Faulkner
Title: Vice President & CFO

C-KNIT APPAREL, INC.

By:    /s/ Jon A. Faulkner
Name: Jon A. Faulkner
Title: President

CANDLEWICK YARNS, LLC

By:    /s/ Jon A. Faulkner
Name: Jon A. Faulkner
Title: President

FABRICA INTERNATIONAL, INC.

By:    /s/ Jon A. Faulkner
Name: Jon A. Faulkner
Title: President